EXHIBIT 99.2


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
         Form 5500                            Annual Return/Report of Employee Benefit Plan                         Official Use
Only Department of the Treasury  This form is required to be filed undersections 104 and 4065 of the Employee    OMB Nos. 1210-0110
 Internal Revenue Service        Retirement Income Security Act of 1974 (ERISA) and sections 6039D, 6047(e),              1210-0089
   Department of Labor                 6057(b), and 6058(a) of the Internal Revenue Code (the Code).
Pension and Welfare Benefits                   Complete all entries in accordance with                                  2000
      Administration                             the instructions to the Form 5500
Pension Benefit Guaranty                                                                                        The Form is Open to
       Corporation                                                                                               Public Inspection
------------------------------- ------------------------------------------------------------------------------ --------------------
Part I                Annual Report Identification Information
------------ ----------------------------------------------------------------------------------------------------------------------
For the calendar plan year 2000 or fiscal plan year beginning 10/01/2000, and ending 09/30/2001
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A.  This return/report is for:         (1)  [ ] a multiemployer plan;               (3) [ ]  a multiple-employer plan;
                                       (2)   X  a single-employer plan (other       (4) [ ]  a DFE (specify) ____________
                                                than a multiple-employer plan)
B.  This return/report is              (1)  the first return/report filed for the   (3)  the final return/report filed for the
                                            plan;                                        plan;
                                       (2)  an amended return/report;               (4)  a short plan year return/report (less
                                                                                         than 12 months).
C.  If the plan is a collectively-bargained plan, check here
D.  If you filed for an extension of time to file, check the box and attach a copy of the extension application  [X]
Part II  Basic Plan Information --  enter all requested information.
1a  Name of plan                                                                            1b  three-digit plan number (PN)    002
The Winton Savings & Loan Company                                                           1c  effective date of plan (mo.day.yr.)
401 (k) Profit Sharing Plan                                                                     10/01/1994

2a      Plan sponsor's name and address (employer, if for a single-employer                 2b Employer Identification Number (EIN)
        plan)  (Address should include room or suite no.)                                                 31-0493160

Winton Savings & Loan Company                                                               2c  Sponsor's telephone number
5511 Cheviot Road                                                                                      513-385-3880
Cincinnati, Ohio 45247
                                                                                            2d  Business code (see instruction)
                                                                                                            522120

Caution:  A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
         Under penalties of perjury and other penalties set forth in the instruction, I declare that I have examined this return/report, including accompanying schedules, statements and attachments, and to the best of my knowledge and belief, it is true, correct and complete.

/s/ Gregory P. Niesen                    07/15/02                      Gregory P. Niesen, Treasurer
--------------------------------------------------------------------   ----------------------------
Signature of plan administrator          Date                          Typed or printed name of individual signing as plan
                                                                       administrator

/s/ Robert L. Bollin                     07/15/02                      Robert L. Bollin, President
--------------------------------------------------------------------   ---------------------------
Signature of employer/plan sponsor/DFE   Date                          Typed or printed name of individual signing as employer, plan sponsor or DFE as applicable
For Paperwork Reduction Act Notice and OMB Control Numbers, see the instructions for Form 5500
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(Form 5500 (2000)                                                                                                          Page 2
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3a  Plan administrator's name and address (if same as plan sponsor, enter "Same")               3b  Administrator's EIN
           Same
                                                                                                3c  Administrator's telephone number
4   If the name and/or EIN of the plan sponsor has changed since the last                       b   EIN
    return/report filed for this plan, enter the name, EIN and the plan number from the last return/report below:
                                                                                                c   PN
      a  Sponsor's name
5   Preparer information (optional)       a   Name (including firm name, if applicable) and     b   EIN
                                              address
                                                                                                c  Telephone no.

6   Total number of participants at the beginning of the plan year                            6           72
7   Number of participants as of the end of the plan year (welfare plans complete only lines 7a, 7b, 7c and 7d)
    a  Active participants                                                                   7a          95
    b  Retired or separated participants receiving benefits                                  7b           0
    c  Other retired or separated participants entitled to future benefits                   7c           7
    d  Subtotal.  Add lines 7a, 7b, and 7c                                                   7d         102
    e  Deceased participants whose beneficiaries are receiving or are entitled to receive    7e           0
    benefits
    f  Total.  Add lines 7d and 7e                                                           7f         102
    g  Number of participants with account balances as of the end of the plan year (only     7g
    defined contribution plans complete this item)                                                       93
    h  Number of participants that terminated employment during the plan year with accrued   7h
    benefits that were less than 100% vested                                                              0
    i  If any participant(s) separated from service with a deferred vested benefit, enter    7i
    the number of separated participants required to be reported on a Schedule SSA (Form                  8
    5500)
8  Benefits provided under the plan (complete 8a through 8c, as applicable)
    a    X Pension benefits (check this box if the plan provides pension benefits and enter the applicable pension feature codes from the List of Plan Characteristics Codes (printed in the instructions)):
          2G   2K    2C
    b    Welfare benefits (check this box if the plan provides welfare benefits and enter the applicable welfare feature codes from the List of Plan
         Characteristics Codes (printed in the instructions)):
    c    Fringe benefits (check this box if the plan provides fringe benefits)
9a  Plan funding arrangement (check all that apply)                       9b  Plan benefit arrangement (check all that apply)
     (1)      Insurance                                                       (1)      Insurance
     (2)      Section 412(i) insurance contracts                              (2)      Section 412(i) insurance contracts
     (3)  X   Trust                                                           (3)  X   Trust
     (4)      General assets of the sponsor                                   (4)      General assets of the sponsor
10  Schedules attached (Check all applicable boxes and, where indicated, enter the number attached.  See instructions.)
     a  Pension Benefit Schedules                                          b   Financial Schedules
       (1)    X       R  (Retirement Plan Information)                         (1)         H  (Financial Information
       (2)    X   1   T  (Qualified Pension Plan Coverage Information)         (2)   X     I  (Financial Information - Small Plan)
           If a Schedule T is not attached because the plan is                 (3)         A  (Insurance Information)
           relying on coverage testing information for a prior                 (4)         C  (Service Provider Information)
           year, enter the year   ____                                         (5)         D  (DFE/Participating Plan Information)
       (3)            B  (Acturarial Information)
       (4)            E  (ESOP Annual Information)                             (6)         G  (Financial Transaction Schedules)
       (5)    X       SSA  (Separated Vested Participant Information)          (7)   X  1  P  (Trust Fiduciary Information)


                                                                           c   Fringe Benefit Schedule
                                                                                           F  (Fringe Benefit Plan Annual
                                                                                              Information)
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
          SCHEDULE I                            Annual Return/Report of Employee Benefit Plan                     Official Use Only
          Form 5500                                                                                              OMB No. 1210-0110
  Department of the Treasury      This schedule is required to be filed under sections 104 and 4065 of the
   Internal Revenue Service
                                  Employee Retirement Income Security Act of 1974 (ERISA) and section 6058(a)
     Department of Labor                             of the Internal Revenue Code (the Code).                           2000
 Pension and Welfare Benefits
        Administration                               File as an attachment to Form 5500
   Pension Benefit Guaranty                                                                                     The Form is Open to
         Corporation                                                                                             Public Inspection
-------------------------------   --------------------------------------------------------------------------  ---------------------
For the Calendar plan year 2000 or fiscal plan year beginning 10/01/2000, and ending 09/30/2001
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A  Name of Plan                                                                                  B  Three-digit
The Winton Savings & Loan Company 401(k) Profit Sharing Plan                                        plan number            002
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C  Plan sponsor's name as shown on line 2a of Form 5500                                          D  Employer Identification Number
       Winton Savings & Loan Company                                                                31-0493160
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Complete Schedule I if the plan covered fewer than 100 participants as of the beginning of the plan year. You may also complete
Schedule I if you are filing as a small plan under the 80-120 participant rule (see instructions). Complete Schedule H if reporting as a large plan or DFE.
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Part I                Small Plan Financial Information
------------ ----------------------------------------------------------------------------------------------------------------------
Report below the current value of assets and liabilities, income, expenses, transfers and changes in net assets during the plan year. Combine the value of plan assets held in more than one trust. Do not enter the value of the portion of an insurance contract that guarantees during this plan year to pay a specific dollar benefit at a future date. Include all income and expenses of the plan including any trust(s) or separately maintained fund(s) and any payments/receipts to/from insurance carriers. Round off amounts to the nearest dollar.
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1  Plan Assets and Liabilities:                                                         (a) Beginning of Year    (b) End of Year
--------------------------------------------------------------------------- -------- ------------------------- ----------------
  a  Total plan assets                                                       1a              3,512,153               2,888,765
--------------------------------------------------------------------------- -------- ------------------------- ----------------
  b  Total plan liabilities                                                  1b
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  c  Net plan assets (subtract line 1b from line 1a)                         1c              3,512,153               2,888,768
--------------------------------------------------------------------------- -------- ------------------------- ----------------
2  Income, expenses, and Transfers for this Plan Year:                                        (a) Amount            (b) Total
--------------------------------------------------------------------------- -------- ------------------------- ----------------
  a  Contributions received or receivable
--------------------------------------------------------------------------- -------- ------------------------- ----------------
    (1)  Employers                                                           2a(1)              43,824
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    (2)  Participants                                                        2a(2)             250,149
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    (3)  Others (including rollovers)                                        2a(3)
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   b  Noncash contributions                                                  2b
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   c  Other Income                                                           2c               -487,780
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  d  Total income (add lines 2a(1), 2a(2), 2a(3), 2b and 2c)                 2d                                       -193,807
--------------------------------------------------------------------------- -------- ------------------------- ----------------
  e  Benefits paid (including direct rollovers)                              2e                429,578
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  f  Corrective distributions (see instructions)                             2f
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  g  Certain deemed distributions of participant loans (see instructions)    2g
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  h  Other expenses                                                          2h
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  i  Total expenses (add lines 2e, 2f, 2g and 2h)                            2i                                        429,578
--------------------------------------------------------------------------- -------- ------------------------- ----------------
  j  Net income (loss) (subtract line 2i from line 2d)                       2j                                       -623,385
--------------------------------------------------------------------------- -------- ------------------------- ----------------
  k Net transfers                                                            2k
--------------------------------------------------------------------------- -------- ------------------------- ----------------
3 Specific Assets: If the plan held any assets in one or more of the following specific categories, check, yes and enter the current value as of the end of the plan year. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions.
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                                                                                       Yes      No                  Amount
------------------------------------------------------------------------------------- ------- -------- ----------------------------
   a  partnership/joint venture interests                                     3a                X
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
   b  Employer real property                                                  3b                X
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
For Paperwork Reduction Act Notice and OMB Control Numbers, see the Instructions for Form 5500.  Schedule 1(Form 5500) 1999
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Schedule I (Form 5500 (2000)                                                                                             Page 2
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                                                                                       Yes      No                  Amount
------------------------------------------------------------------------------------- ------- -------- ----------------------------
  3c  Real estate (other than employer real property)                         3c                 X
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
   d  Employer securities                                                     3d                 X
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   e  Participant loans                                                       3e         X                          196,557
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   f  Loans (other than to participants)                                      3f                 X
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   g Tangible personal property                                               3g                 X
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Part II      Transactions During Plan Year
------------ ----------------------------------------------------------------------------------------------------------------------
   4 During the plan year                                                              Yes      No                   Amount
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
   a  Did the employer fail to transmit to the plan any participant
   contributions within the maximum time period described in 29               4a                 X
   CFR2510.3-102?  (See Instructions)
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
   b  Were any loans by the plan or fixed income obligations due the plan
   in default as of the close of the plan year to classified during           4b                 X
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   c  Were any leases to which the plan was a party in default or
   classified during the year as uncollectible?                               4c                 X
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   d  Did the plan engage in any nonexempt transaction with any               4d                 X
   party-in-interest?
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   e  Was the plan covered by a fidelity bond?                                4e         X                        3,000,000
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
   f  Did the plan have a loss, whether or not reimbursed by the plans'
   fidelity bond, that was caused by fraud or dishonesty?                     4f                 X
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
   g  Did the plan hold any assets whose current value was neither readily
   determinable on an established market nor set by an independent third      4g                 X
   party appraiser?
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
   h  Did the plan receive any noncash contributions whose value was
   neither readily determinable on an established market nor set by an        4h                 X
   independent third party appraiser?
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
   i  Did the plan at any time hold 20% or more of its assets in any single
   security, debt, mortgage, parcel of real estate, or partnership, joint     4i                 X
   venture interest?
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
   j  Were all the plan assets either distributed to participants or
   beneficiaries, transferred to another plan or brought under the control    4j                 X
   of the PBGC?
----------------------------------------------------------------------------- ------- ------- -------- ----------------------------
5a Has a resolution to terminate the plan been adopted during the plan year or any prior plan year? If yes, enter the amount of any plan assets that reverted
to the employer this year        Yes  X        No               Amount
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5b If during this plan year, any assets or liabilities were transferred from this plan to another plan(s), identify the plan(s)
to which assets or liabilities were transferred. (See instructions.)
     5b(1)  Name of plan(s)                          5b(2)   EIN(s)                                       5b(3)  PN(s)
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
          SCHEDULE P                                   Annual Return of Fiduciary                               Official Use Only
         (FORM 5500)                                    of Employee Benefit Trust                            OMB No. 1210-0110
                                 This schedule may be filed to satisfy the requirements under section
                                  6033(a) for an annual information return from every section 401(a)
                                        organization exempt from tax under section 501(a).                            2000
                                  Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a) that
  Department of the Treasury                     is exempt from tax under section 501(a).                      The Form is Open to
 Internal Revenue Service                      File as an attachment to Form 5500 or 5500-EZ.                    Public Inspection
------------------------------- ------------------------------------------------------------------------------ --------------------

For trust calendar year 2000 or fiscal year beginning          10/01/2000       and ending     09/30/2001
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1a  Name of trustee or custodian

The Winton Savings & Loan Company
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b  Number, street, and room or suite no. (if a P.O. box, see the instructions for Form 5500 or 5500 EZ.)

5511 Cheviot Road
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c  City or town, state, and ZIP code

Cincinnati, Ohio 45247
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2a Name of trust
The Winton Savings & Loan Company 401(k) Profit Sharing Plan
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 b  Trust's employer identification number                    31-0493160
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3  Name of plan if different from name of trust


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4  Have you furnished the participating employee benefit plan(s) with the trust financial information required to be reported by the
plan(s)?                                                                              X  Yes       No
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5  Enter the plan sponsor's employer identification number as shown on Form 5500 or 5500 EZ               31-0493160
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Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete

Signature of fiduciary  /s/ Robert L. Bollin                                                      Date  07/15/02
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For the Paperwork Reduction Notice and OMB Control Numbers,
see the instructions for Form 5500 or 5500-EZ
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
          SCHEDULE T                             Qualified Pension Plan Coverage Information                      Official Use Only
         (Form 5500)                                                                                           OMB Nos. 1210-0110
                                       This form is required to be filed under section 6058(a) of the
                                                   Internal Revenue Code (the Code).                                     2000
  Department of the Treasury
   Internal Revenue Service                          File as an attachment to Form 5500                        This Form is Open to
                                                                                                                Public Inspection
------------------------------- ------------------------------------------------------------------------------ --------------------
For the Calendar plan year 2000 or fiscal plan year beginning 10/01/2000, and  ending 09/30/2001
-----------------------------------------------------------------------------------------------------------------------------------
A  Name of Plan                                                                         B    Three-digit
The Winton Savings & Loan Company 401(k) Profit Sharing Plan                                 plan number               002
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C  Plan sponsor's name as shown on line 2a of Form 5500                                 D     Employer Identification Number
       Winton Savings & Loan Company                                                          31-0493160
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Note:  If the plan is maintained by:
       More than one employer and benefits employees who are not collectively-bargained employees, a separate Schedule T may be required for each employer (see the instruction for line 1).
       An employer that operates qualified separate lines of business (QSLOBs) under Code section 414(r), a separate
       Schedule T may be required for each QSLOB (see the instruction for line 2).
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1     If this schedule is being filed to provide coverage information regarding the noncollectively bargained employees of an employer participating in a plan maintained by more than one employer, enter the name and EIN of the participating employer:
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1a  Name of participating employer                                                              1b  Employer identification number
-----------------------------------------------------------------------------------------------  ---------------------------------
2   If the employer maintaining the plan operates QSLOBs, enter the following information:
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     a  The number of QSLOBs that the employer operates is
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     b  The number of such QSLOBs that have employees benefiting under this plan is                                        .
                                                                                    ---------------------------------------
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     c   Does the employer apply the minimum coverage requirements to this plan on an employer-wide rather than a QSLOB
         basis?          Yes            No
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     d   If the entry on line 2b is two or more and line 2c is "No," identify the QSLOB to which the coverage information given on line 3 or 4 relates.

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3   Exceptions - Check the box before each statement that describes the plan or the employer. If you check any box, do not complete the rest of this Schedule.
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     a   The employer employs only highly compensated employees (HCEs).
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     b   No HCEs benefited under the plan at anytime during the plan year.
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     c   The plan benefits only collectively bargained employees.
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     d   The plan benefits all nonexcludable nonhighly compensated employees of the employer (as defined in Code sections
         414(b), (c), and (m)), including leased employees and self-employed individuals.
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     e   The plan is treated as satisfying the minimum coverage requirements under Code section 410(b)(6)(C).
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     For Paperwork Reduction Act Notice and OMB Control Numbers, see the instructions for Form 5500
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Schedule T (Form 5500) 2000                                                                                              Page 2
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3   Enter the date the plan year began for which coverage data is being submitted.           Month  09      Day 30      Year 2001
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     a  Did any leased employees perform services for the employer at any time during the plan year?         Yes         X  No
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     b In testing whether the plan satisfies the coverage and nondiscrimination tests of Code
       sections 410(b) and 401(a)(4), does the employer aggregate plans?                                     Yes         X  No
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     c  Complete the following:
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        (1) Total number of employees of the employer (as defined in Code section 414(b),  (c), and (m)), including leased employees and
        self-employed individuals                                                                c(1)         135
---------------------------------------------------------------------------------------------- -------- ---------------------------
        (2)  Number of excludable employees as defined in IRS regulations (see instructions)     c(2)          25
---------------------------------------------------------------------------------------------- -------- ---------------------------
        (3)  Number of nonexcludable employees.  (Subtract line 4c(2) from line 4c(1))           c(3)         110
---------------------------------------------------------------------------------------------- -------- ---------------------------
        (4)  Number of nonexcludable employees (line 4c(3)) who are HCEs                         c(4)          11
---------------------------------------------------------------------------------------------- -------- ---------------------------
        (5)  Number of nonexcludable employees (line 4c(3)) who benefit under the plan           c(5)         110
---------------------------------------------------------------------------------------------- -------- ---------------------------
        (6)  Number of benefiting nonexcludable employees (line 4c(5)) who are HCEs              c(6)          11
---------------------------------------------------------------------------------------------- -------- ---------------------------
     d   Enter the plan's ratio percentage and, if applicable, identify the disaggregated         d         100.0%
     part of the plan to which the information on lines 4c and 4d pertains (see
     instructions          401(k)
---------------------------------------------------------------------------------------------- -------- ---------------------------
     e   Identify any disaggregated part of the plan and enter its ratio percentage:
---------------------------------------------------------------------------------------------- -------- ---------------------------
        (1)  Disaggregated part: 401(m)                                  Ratio Percentage:       e(1)       100.0%

---------------------------------------------------------------------------------------------- -------- ---------------------------
        (2)  Disaggregated part:                                         Ratio Percentage:       e(2)
---------------------------------------------------------------------------------------------- -------- ---------------------------
        (3)  Disaggregated part:                                         Ratio Percentage:       e(3)
---------------------------------------------------------------------------------------------- -------- ---------------------------
     f  This plan satisfies the coverage requirements on
        the basis of (check one):                                      X  the ratio percentage test            average benefit test
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